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                                                                    EXHIBIT 10.6

                         FROST HANNA CAPITAL GROUP, INC.
                            327 Plaza Real, Suite 319
                            Boca Raton, Florida 33432

                               _____________, 1997

[Existing Shareholder]
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         Re:      REDEMPTION RIGHT

Dear Sir:

         Frost Hanna Capital Group, Inc., a Florida corporation (the "Company"), has filed with the United States Securities and Exchange Commission (the "SEC") a Registration Statement on Form SB-2 (File No. 333-_____) (the "Registration Statement"), covering, among other securities, 1,350,000 shares of Common Stock, par value $.0001 per share, of the Company (the "Shares"). The Company currently has 1,557,000 shares issued and outstanding held by nineteen shareholders (the "Existing Shareholders"). The purchasers of the Shares are herein referred to as the "Public Shareholders."

         In connection with the Underwriting Agreement entered into in connection with the above-referenced Registration Statement, the Existing Shareholders of the Company are required to execute a copy of this letter.

         In connection with a future shareholder vote relating to a Business Combination (as defined in the Registration Statement), the Company shall offer only to the Public Shareholders the right to redeem their Shares at a price equal to the Company's book value (as determined by the Company and audited by the Company's independent public accountants) on the record date for determination of shareholders entitled to vote upon the proposal to approve such Business Combination divided by the number of Shares held by such Public Shareholders (the "Redemption"). The undersigned by its signature below hereby agrees, with respect to the shares of Common Stock owned by the undersigned as of the date hereof to waive any and all rights held by the undersigned, as a holder of Common Stock of the Company, to participate in the Redemption.

         If the foregoing is acceptable, please countersign this letter in the space provided below, whereupon it shall become a binding agreement between you and the Company as of the date first above written. By your signature below you acknowledge that the Public Shareholders are intentional beneficiaries of this Agreement and that in addition to the foregoing sentence, this Agreement may be enforced by such Public Shareholders and this Agreement cannot be amended, waived, or modified without the favorable vote of the


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______________, 1997
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holders of a majority of the Public Shareholders and any additional shareholders, who are not affiliates of the Company or any Existing Shareholder. This Agreement may be signed in counterparts and shall be binding upon all successors and assigns and the holders further acknowledge that their shares of Common Stock shall be so legended.

                                        Very truly yours,

                                        FROST HANNA CAPITAL GROUP, INC.



                                        By:
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                                                 Richard B. Frost,
                                                 Chief Executive Officer and
                                                 Chairman of Board of Directors



ACCEPTED AND AGREED
this ___ day of ________, 1997:



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[Existing Shareholder]